SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Mar-03


Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)


          Delaware                      333-65554-10          13-3460894
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On March 25,2003  a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Mar-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Mar-03


Irwin Whole Loan Home Equity Trust
Home Equity Loan-Backed Notes
Series 2003-A

STATEMENT TO CERTIFICATEHOLDERS




                          Original      Beginning
                       Certificate    Certificate    Principal        Interest
Class        Cusip      Face Value   Balance  (1) Distribution    Distribution
A-1      464187AK9     111500000.00   111500000.00   2552287.59       233654.44
A-2      464187AQ6      27950000.00    27950000.00    639788.68        66528.76
A-IO     464187AL7      17100000.00    17100000.00         0.00       142500.00
M-1      464187AM5      16000000.00    16000000.00         0.00        43551.11
M-2      464187AN3      12000000.00    12000000.00         0.00        47696.67
B        464187AP8      10743706.81    10743706.81         0.00        59221.70
CE             N/A             0.00           0.00         0.00      1121604.62

Total                  178193706.81   178193706.81   3192076.27      1714757.30


                         Interest         Ending
     Realized Loss      Shortfall    Certificate
      of Principal         Amount    Balance (1)
Class
A-1            0.00            0.00   108947712.41
A-2            0.00            0.00    27310211.32
A-IO           0.00            0.00    17100000.00
M-1            0.00            0.00    16000000.00
M-2            0.00            0.00    12000000.00
B              0.00            0.00    10743706.81
CE             N/A             0.00           0.00

Total          0.00            0.00   175001630.54

AMOUNTS PER $1,000 UNIT
                                         Interest                       Ending
              Prin             Int  Carry-forward        Total           Cert.
Class Distribution    Distribution         Amount Distribution         Balance
A-1       22.89047         2.09556        0.00000     24.98603       977.10953
A-2       22.89047         2.38028        0.00000     25.27075       977.10953
A-IO       0.00000         8.33333        0.00000      8.33333      1000.00000
M-1        0.00000         2.72194        0.00000      2.72194      1000.00000
M-2        0.00000         3.97472        0.00000      3.97472      1000.00000
B          0.00000         5.51222        0.00000      5.51222      1000.00000



                   Current
                   Pass-Through
Class              Interest Rate
A-1                          1.840%
A-2                          2.090%
A-IO                        10.000%
M-1                          2.390%
M-2                          3.490%
B                            4.840%

Principal Distributions:
Beginning Balance                                                  178193706.81
     Scheduled Principal                                              307791.63
     Prepayments (Includes Curtailments)                             2884284.64
     Net Liquidation Proceeds                                              0.00
     Loan Purchase Prices                                                  0.00
     Total Principal Remittance                                      3192076.27
     Net Realized Losses                                                   0.00
Ending Balance                                                     175001630.54
Ending Count                                                               3950

Overcollateralization Amount                                               0.00
Targeted Overcollateralization Amount                                4454842.67

Scheduled Interest  - Current Period - Net of Servicing Fee          1716464.99

Servicing Fee                                                         148494.76
Trustee Fee                                                             1707.69

Certificate Distribution Amount                                      1121604.62

Trigger Event                                                               NO

Deposit to Basis Risk Reserve Fund                                         0.00
Basis Risk Reserve Fund Balance                                         1000.00

Class A-1 Basis Risk Shortfall                                             0.00
Class A-2 Basis Risk Shortfall                                             0.00
Class M Basis Risk Shortfall                                               0.00
Class B Basis Risk Shortfall                                               0.00

Delinquency Information

30-59 del          60-89 del                      90 or more  del
 Cnt           Bal             Cnt            Bal          Cnt             Bal
  26        1126033              6          248248           0                0

*Note:above statistics do not incl loans in FC, BK or REO.


Outstanding Loans  Foreclosure                    REO
 Cnt           Bal             Cnt            Bal          Cnt             Bal
3,950     175001631              0               0           0                0

Current Delinquency Rate (60+days)                                     0.14185%
Rolling Three Month Delinquency Rate (60+days)                         0.14185%

Number of Loans Repurchased                                                0.00
Principal Balance of Loans Repurchased                                     0.00

Realized Losses incurred during the related Due Period                     0.00
Cumulative Realized Losses since Startup Day                               0.00

Weighted Average Gross Coupon of Mortgage Loans                       13.40277%
Weighted Average Net Coupon of Mortgage Loans                         12.39127%

Senior Enhancement Percentage                                         22.13905%

Principal Balance of Liquidated Loans                                      0.00


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Credit Suisse First Boston Mortgage Acceptance Corp.


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA